DERIVATIVE LIABILITIES	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
DERIVATIVE LIABILITIES
NOTE 5 - DERIVATIVE LIABILITIES

NOTE 5 – DERIVATIVE LIABILITIES

Derivative Liabilities

In connection with convertible notes payable, the Company records derivative liabilities for the conversion feature. In addition, the Company has an 8,900 warrant for which the exercise price resets upon future events. The warrant is also considered to be derivative liability. The derivative liabilities are valued on the date the convertible note payable become convertible and revalued at each reporting period. The warrant was valued on the date of issuance and revalued at each reporting period. During the six-months ended June 30, 2021, the Company recorded initial derivative liabilities of $817,791 based upon the following Black-Scholes option pricing model average assumptions: an exercise price of $0.0106 to $0.0138 our stock price on the date of grant of $0.0310 to $0.0806, expected dividend yield of 0%, expected volatility of 98.14%, risk free interest rate of 0.10% and expected terms of 1.0 year. Upon initial valuation, the derivative liabilities exceeded the face values certain of the convertible notes payable by approximately $683,151, which was recorded as a day one loss in derivative liability.

On June 30, 2021, the derivative liabilities were revalued at $248,097 resulting in a loss of $2,251,446 and a gain of $26,224,593 related to the change in fair market value of the derivative liabilities during the three and six months ended June 30, 2021, respectively. The derivative liabilities were revalued using the Black-Scholes option pricing model with the following average assumptions: an exercise price of $0.0189 to $3.0900, our stock price on the date of valuation ($0.0350), expected dividend yield of 0%, expected volatility of 75.03% to 98.81%, risk-free interest rate of 0.46% to 0.70%, and expected terms ranging from 0.5 to 2.7 years.

In connection with convertible notes converted, as disclosed in Note 4, the Company reclassed derivative liabilities with a fair value of $12,225,353 to additional paid-in capital for the six-month period ended June 30, 2021. The Company revalued the derivative liabilities at each conversion date recording the pro-rata portion of the derivative liability as compared to the portion of the convertible note converted to the pre-conversion carrying value to additional paid-in capital.

Future Potential Dilution

Most of the Company’s convertible notes payable contain adjustable conversion terms with significant discounts to market. As of June 30, 2021, the Company’s convertible notes payable are potentially convertible into an aggregate of approximately 12 million shares of common stock. In addition, due to the variable conversion prices on some of the Company’s convertible notes, the number of common shares issuable is dependent upon the traded price of the Company’s common stock.